Other Financial Liabilities - Summary of Other Financial Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)		Jan. 01, 2017 CNY (¥) [1]
Subclassifications of assets, liabilities and equities [abstract]
Finance lease liabilities (Note 30)	$ 7	¥ 48	¥ 79
Current	2	14	33	[1]	¥ 178
Non-current	5	34	46	[1]	¥ 70
Total	$ 7	¥ 48	¥ 79

[1]	Restated